Exhibit 99.1

ENTERGY ARKANSAS, INC.

3,000,000 Shares
6.45% Preferred Stock, Cumulative, $25 Par Value

UNDERWRITING AGREEMENT

March 20, 2006

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
BARCLAYS CAPITAL INC.
STEPHENS INC.

c/o       Lehman Brothers Inc.
            745 Seventh Avenue
            New York, New York 10019

            Wachovia Capital Markets, LLC
            One Wachovia Center, DC-7
            301 South College Street
            Charlotte, North Carolina 28288

Ladies and Gentlemen:

The undersigned, Entergy Arkansas, Inc., an Arkansas corporation (the "Company"), proposes to issue and sell severally to the underwriters set forth in Schedule I attached hereto (the "Underwriters," which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom Lehman Brothers Inc. and Wachovia Capital Markets, LLC, are acting as representatives (the "Representatives"), an aggregate of 3,000,000 shares of the Company's 6.45% Preferred Stock, Cumulative, $25 Par Value (the "Stock") in accordance with the terms set forth in this Underwriting Agreement (this "Underwriting Agreement").

    Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the respective number of shares of Stock set forth opposite such Underwriter's name on Schedule I hereto at the purchase price of $25 per share. Concurrently with such payment of the purchase price and delivery of the Stock, the Company will pay to Lehman Brothers Inc., for the account of the Underwriters, by wire transfer of immediately available funds, $0.50 per share ($1,500,000 in the aggregate) as compensation for their purchasing and making a public offering of the Stock.

    Description of Stock. The Stock shall have the designation, preferences, rights, powers and restrictions set forth in the Company's Amended and Restated Articles of Incorporation, as amended (the "Articles"), and in the Articles of Amendment (the "Articles of Amendment") that will establish the Stock as a new series of the Company's Preferred Stock, Cumulative, $25 Par Value and fix those terms and characteristics thereof in respect of which there may be variations among the series of the Company's Preferred Stock.

    Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

      The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas and has the necessary corporate power and authority to conduct the business that is described in the Disclosure Package as conducting and to own and operate the properties owned and operated by it in such business and is in good standing and duly qualified to conduct such business as a foreign corporation in the States of Missouri and Tennessee.
      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-127780) for the registration of 5,000,000 shares of the Company's preferred stock, Cumulative, $25 Par Value ("Preferred Stock"), including the Stock, under the Securities Act of 1933 (the "Securities Act") (all of which shares of Preferred Stock remain unsold as of the date hereof), and such registration statement, as amended, has become effective. The Company qualifies for use of Form S-3 for the registration of the Stock, and the Stock is registered under the Securities Act. At the time of filing such registration statement and at the date hereof, the Company was not and is not an "ineligible issuer" (as defined in Rule 405 under the Securities Act). The prospectus forming a part of such registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the Applicable Time (as defined below)) initially became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to securities of the Company other than the Stock) prior to the Applicable Time, including without limitation by any preliminary prospectus supplement relating to the offering and sale of the Stock that is deemed to be part of and included in such registration statement pursuant to Rule 430B(e) under the Securities Act, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the time such registration statement (or the most recent amendment thereto filed prior to the Applicable Time) became effective and prior to the Applicable Time (but excluding documents incorporated therein by reference relating solely to securities of the Company other than the Stock), which are incorporated or deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. The various parts of such registration statement in the form in which such parts became effective and as such parts may have been amended by all amendments thereto as of the Applicable Time (including, for these purposes, as an amendment, any document incorporated or deemed to be incorporated by reference in the Basic Prospectus), and including any information omitted from such registration statement at the time such part of such registration statement became effective but that is deemed to be part of such registration statement pursuant to Rule 430B under the Securities Act are hereinafter referred to as the "Registration Statement." The Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Stock by a prospectus supplement dated the date hereof (together with the Basic Prospectus, the "Prospectus Supplement"), to be filed with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)") is hereinafter referred to as the "Prospectus."
      (i)  After the Applicable Time and during the time specified in Section 6(e) hereof, the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus (except any amendment or supplement relating solely to securities of the Company other than the Stock) or the Disclosure Package, and (ii) between the Applicable Time and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Pillsbury Winthrop Shaw Pittman LLP ("Counsel for the Underwriters"), or any such amendment or supplement to which the Underwriters or said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the Applicable Time and incorporated or deemed to be incorporated by reference in the Prospectus or the Disclosure Package (except documents incorporated by reference relating solely to securities of the Company other than the Stock) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus or the Disclosure Package.
      The Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder and the Basic Prospectus, when delivered to the Underwriters for their use in marketing the Stock, fully complied, and the Prospectus, at the time it is filed with the Commission pursuant to Rule 424(b) and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. No such documents were filed with the Commission since the Commission's close of business on the business day immediately prior to the date of this Underwriting Agreement except as set forth on Part C of Schedule II hereto or such other documents as were delivered to you prior to the date of this Underwriting Agreement. The Registration Statement did not, as of the latest date as of which any part of the Registration Statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time that the Basic Prospectus was delivered to the Underwriters for their use in marketing the Stock, the Basic Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time the Prospectus is filed with the Commission pursuant to Rule 424(b) and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, on said dates and at such times, the documents then incorporated or deemed to be incorporated by reference in the Basic Prospectus and the Prospectus pursuant to Item 12 of Form S-3, when taken together with the Basic Prospectus and the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus or the Prospectus, as they may be then amended or supplemented (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof).
      The Disclosure Package, and each electronic roadshow, if any, identified in Part B of Schedule II hereto when taken together with the Disclosure Package, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the documents then incorporated or deemed to be incorporated by reference in the Disclosure Package, when taken together with the Disclosure Package, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof). For purposes hereof, (i) "Disclosure Package" shall mean (w) the Basic Prospectus as amended or supplemented immediately prior to 3:30 EST (2:30 Central) on the date of this Underwriting Agreement (the time at which the Underwriters and the Company agreed upon the pricing terms set forth in the final term sheet attached as Annex A to Schedule II to this Underwriting Agreement) (the "Applicable Time"), (x) the Free Writing Prospectuses, if any, identified in Part A of Schedule II hereto and (y) any additional information, if any, identified in Part D of Schedule II hereto, (ii) "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, and (iii) "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act.
      Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 6(b) hereof does not include any information that conflicts with the information contained in the Registration Statement, the Basic Prospectus or the Prospectus, including any document incorporated or deemed to be incorporated by reference therein that has not been superseded or modified. If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented. The foregoing two sentences do not apply to statements in or omissions from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters on behalf of any Underwriter specifically for use in connection with the preparation of the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof).
      The issuance and sale of the Stock and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Articles, the Articles of Amendment or any indenture or other agreement or instrument to which the Company is now a party.
      Except as set forth in or contemplated by the Disclosure Package, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others which could have a material adverse effect on the Company.
      The Company maintains (x) systems of internal controls and processes sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (y) disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act).

    Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Stock as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Stock will be offered to the public at a public offering price of $25.00 per share, plus accumulated dividends, if any.

    Time and Place of Closing; Delivery of the Stock. Delivery of the Stock and payment to the Company of the purchase price and to the Underwriters of the compensation therefor by wire transfer of immediately available funds shall be made at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York, at 10:00 A.M., New York time, on March 24, 2006, or at such other time on the same or such other day as shall be agreed upon by the Company and the Representatives, or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

    The Stock shall be delivered to the Underwriters in book-entry only form through the facilities of The Depository Trust Company in New York, New York. The certificate for the Stock shall be in the form of one typewritten global security in fully registered form, in the aggregate number of shares of the Stock, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Stock available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Underwriters and the Company, or at such other time and/or date as may be agreed upon between the Underwriters and the Company.

    Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

      Not later than the Closing Date, the Company will deliver to the Underwriters a conformed copy of the Registration Statement in the form that it or the most recent post-effective amendment thereto became effective, certified by an officer of the Company to be in such form.
      The Company will prepare a final term sheet, containing solely a description of the final terms of the Stock and the offering thereof, in a form approved by the Representatives and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such Rule.
      The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) and each Issuer Free Writing Prospectus as the Underwriters may reasonably request.
      The Company will cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424(b) (without reliance on Rule 424(b)(8) under the Securities Act) and will advise the Representatives, promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement, any Issuer Free Writing Prospectus, the Basic Prospectus or the Prospectus or the institution of any proceedings therefor or pursuant to Section 8A of the Securities Act of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.
      During such period of time as the Underwriters are required by law to deliver a prospectus (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus or the Disclosure Package in order to make the Prospectus or the Disclosure Package not misleading in the light of the circumstances when it is delivered (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) to a purchaser of the Stock, the Company will amend or supplement the Prospectus or the Disclosure Package by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or the Disclosure Package, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus or the Disclosure Package, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) or the Disclosure Package is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(e) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.
      The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.
      At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required by, and will otherwise cooperate in qualifying the Stock for offer and sale under, the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.
      The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with the offering of the Stock, including with respect to (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Stock, (iii) legal counsel relating to the qualification of the Stock under the blue sky laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary (and any supplemental) blue sky survey, the Basic Prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (e) of this Section 6, (v) the rating of the Stock by one or more nationally recognized statistical rating agencies, and (vi) filings or other notices (if any) with or to, as the case may be, the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (A) the reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.
      During a period of 60 days from the date of this Underwriting Agreement, the Company will not, without the consent of the Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any share of Preferred Stock or any security convertible into or exchangeable into or exercisable for Preferred Stock.
      The Company agrees that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act, other than the final term sheet prepared and filed pursuant to Section 6(b) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses identified in Parts A and B of Schedule II hereto and any electronic road show identified in Part B of Schedule II hereto. Any such Free Writing Prospectus consented to by the Representatives or the Company is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including, if applicable, in respect of timely filing with the Commission, legending and record keeping

    Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Stock shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

      The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters; and the final term sheet contemplated by Section 6(b) hereto and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433.
      No stop order suspending the effectiveness of the Registration Statement, or preventing or suspending the use of the Basic Prospectus, any Issuer Free Writing Prospectus or the Prospectus, shall be in effect at or prior to the Closing Date; no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Stock shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that as of the Closing Date, no such stop order has been or is in effect and that no proceedings for such purposes are pending before or, to the knowledge of the Company, threatened by the Commission.
      At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Stock, one or more orders of the Arkansas Public Service Commission and the Tennessee Regulatory Authority authorizing the issuance and sale of the Stock on the terms set forth in, or contemplated by, this Underwriting Agreement.
      At the Closing Date, the Underwriters shall have received from Friday, Eldredge & Clark, LLP, Denise C. Redmann, Esq., Assistant General Counsel - Corporate and Securities of Entergy Services, Inc., and Thelen Reid & Priest LLP, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Disclosure Package or the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Stock, prior to the Closing Date, with changes therein to reflect such supplementation.
      At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Disclosure Package or the Prospectus prior to the Closing Date.
      On or prior to the date this Underwriting Agreement became effective, the Underwriters shall have received from Deloitte & Touche LLP, the Company's independent registered public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent registered public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, other committees thereof specified therein and the stockholder of the Company, since December 31, 2005 to a specified date not more than three business days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; (C) at the date of the latest available balance sheet read by the Accountants and at a subsequent specified date not more than three business days prior to the date of the letter, there was any change in the capital stock of the Company, increase in long-term debt of the Company, or decrease in its net current assets or stockholders' equity, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, except in all instances for changes, increases or decreases which the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium on long-term debt, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes, increases or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (D) for the period from the closing date of the most recent income statement incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus to the closing date of the latest available income statement read by the Accountants, there were any decreases, as compared to the corresponding period in the preceding year, in operating revenues, operating income or net income, except in all instances for decreases that the Registration Statement, the Disclosure Package or the Prospectus discloses have occurred or may occur or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Registration Statement, the Disclosure Package and the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit E hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.
      At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that (i) as of the Closing Date, the representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.
      At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than three business days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.
      On or prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Stock has received ratings of at least Ba1 from Moody's Investors Service, Inc., at least BB+ from Standard & Poor's Ratings Services and BBB- from Fitch Ratings Inc.
      Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc., Standard & Poor's Ratings Services nor Fitch Ratings Inc. shall have lowered its rating of any of the Company's outstanding securities in any respect.
      Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company, which, in the reasonable opinion of the Representatives materially impairs the investment quality of the Stock.
      On or prior to the Closing Date, the Company shall have filed the Articles of Amendment in the Office of the Arkansas Secretary of State in form and substance reasonably satisfactory to the Representatives and such filing shall have been accepted by the Office of the Arkansas Secretary of State.
      All legal matters in connection with the issuance and sale of the Stock shall be satisfactory in form and substance to Counsel for the Underwriters.
      The Company shall furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

    If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Representatives at any time on or prior to the Closing Date upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

    Conditions of Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

      No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall be in effect at or prior to the Closing Date, and no proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or relating to the offering of the Stock shall be pending before, or threatened by, the Commission on the Closing Date.
      At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Stock, orders of the Arkansas Public Service Commission and the Tennessee Regulatory Authority authorizing the issuance and sale of the Stock on the terms set forth in, or contemplated by, this Underwriting Agreement.

    In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company at any time on or prior to the Closing Date upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

    Indemnification. The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus, or any Issuer Free Writing Prospectus or the information contained in the final term sheet required to be prepared and filed pursuant to Section 6(b) hereof, as each may be amended or supplemented, or in the Disclosure Package or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any thereof or the Disclosure Package (it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(b) hereof); and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter, or to the benefit of any person controlling such Underwriter, on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Stock to any person in respect of the Basic Prospectus or any Issuer Free Writing Prospectus, each as may be then supplemented or amended, furnished by such Underwriter to a person to whom any of the Stock were sold (excluding in all cases, however, any document then incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in such Basic Prospectus or Issuer Free Writing Prospectus, if a copy of a supplement or amendment to such Basic Prospectus, or Issuer Free Writing Prospectus (excluding in all cases, however, any document then incorporated by reference therein) (i) is furnished on a timely basis by the Company to the Underwriter, (ii) is required to have been conveyed to such person by or on behalf of such Underwriter, at or prior to the Applicable Time, but was not so conveyed (which conveyance may be oral (if permitted by law) or written) by or on behalf of such Underwriter and (iii) would have cured the defect giving rise to such loss, claim, damage, liability, expense or action.

      Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or in the Disclosure Package or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto or the Disclosure Package. The Company acknowledges that the statements set forth (i) in the last paragraph of the cover page of the Prospectus Supplement regarding delivery of the Stock and (ii) in the third paragraph, in the second sentence of the fifth paragraph and in the sixth paragraph under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the Disclosure Package.
      In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Disclosure Package, against any party in respect of which indemnity may be sought pursuant to either of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense of any such action or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.
      If the indemnification provided for under subsections (a) or (b) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

    Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any person referred to in Section 9 hereof and (ii) acceptance of and payment for the Stock, and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

    Default of Underwriters. If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the number of shares of Stock that it has agreed to purchase and pay for hereunder, and the number of shares of Stock that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of shares of Stock, the other Underwriters shall be obligated to purchase the shares of Stock that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the number of shares of Stock that such Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of shares of Stock without written consent of such Underwriter. If such Underwriter shall fail or refuse to purchase the number of shares of Stock and the aggregate number of shares of Stock with respect to which such default occurs is more than one-tenth of the aggregate number of shares of the Stock, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective number of shares of Stock that they had severally agreed to purchase hereunder, and, in addition, the number of shares of Stock that the defaulting Underwriter shall have so failed to purchase up to a number of shares thereof equal to one-ninth of the respective number of shares of Stock that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more other members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Conduct Rules), to purchase, upon the terms herein set forth, the number of shares of Stock that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective number of shares of Stock, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

    Termination. This Underwriting Agreement shall be subject to termination by written notice from the Representatives to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or limited on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearing services in the United States shall have occurred, (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Representatives is material and adverse, or (v) any material adverse change in financial, political or economic conditions in the United States or elsewhere shall have occurred and (b) in the case of any of the events specified in clauses (a)(i) through (v), such event singly or together with any other such event makes it, in the reasonable judgment of the Representatives impracticable to market the Stock. This Underwriting Agreement shall also be subject to termination, upon notice by the Representatives as provided above, if, in the judgment of the Representatives, the subject matter of any amendment or supplement (prepared by the Company) to the Disclosure Package or the Prospectus (except for information relating solely to the manner of public offering of the Stock or to the activity of the Underwriters or to the terms of any securities of the Company other than the Stock) filed or issued after the Applicable Time by the Company shall have materially impaired the marketability of the Stock. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 6 and in Section 10 hereof.

    Miscellaneous. THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES THAT MIGHT CALL FOR THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. This Underwriting Agreement shall become effective when a fully executed copy hereof is delivered to the Representatives by the Company. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and other person referred to in Section 9 hereof, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such, of any Stock from the Underwriters.

    Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to Lehman Brothers Inc. and Wachovia Capital Markets, LLC, as representatives of the Underwriters, at the addresses set forth at the beginning of this Underwriting Agreement to the attention of Debt Capital Markets, Power Group (fax: 212-526 0943) (with a copy to Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019, Attention: General Counsel), in the case of Lehman Brothers Inc., and to the attention of the High Grade Debt Syndicate Desk (fax: 704-383-0661) in the case of Wachovia Capital Markets, LLC, or, if to the Company, shall be mailed or delivered to it at 425 West Capitol Avenue, 40th Floor, Little Rock, Arkansas 72201, Attention: Treasurer, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 20 Greenway Plaza, Suite 500, Houston, Texas 77046, Attention: Treasurer.

    No fiduciary duty. The Company hereby acknowledges that (a) the Underwriters are acting as principals and not as agents or fiduciaries of the Company and (b) its engagement of the Underwriters in connection with the issuance of the Stock is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgment in connection with the issuance of the Stock (irrespective of whether the Underwriters have advised or are currently advising the Company on related or other matters). Nothing in this Section is intended to modify in any way the Underwriters' obligations expressly set forth in this Underwriting Agreement.

    Integration. This Underwriting Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

Very truly yours,

ENTERGY ARKANSAS, INC.

By: /s/ Frank Williford
        Name: Frank Williford
        Title: Assistant Treasurer

Accepted as of the date first above written:

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
BARCLAYS CAPITAL INC.
STEPHENS INC.

By: LEHMAN BROTHERS INC.

By: /s/ Martin Goldberg
       Name: Martin Goldberg
       Title: Senior Vice President

By: WACHOVIA CAPITAL MARKETS, LLC

By: /s/ Jacob Horstman
         Name: Jacob Horstman
         Title: Vice President

SCHEDULE I

Entergy Arkansas, Inc.
3,000,000 Shares
6.45% Preferred Stock, Cumulative, $25 Par Value

Name of Underwriters	Number of Shares

Lehman Brothers Inc.	1,200,000
Wachovia Capital Markets, LLC	1,200,000
Barclays Capital Inc.	450,000
Stephens Inc.	150,000

TOTAL	3,000,000

SCHEDULE II

Part A - Schedule of Free Writing Prospectuses included in the Disclosure Package

  Final Term Sheet attached to this Schedule II as Annex A (Issuer Free Writing Prospectus)

Part B - Schedule of Free Writing Prospectuses not included in the Disclosure Package

  None

Part C - Additional Documents Incorporated by Reference

  None

Part D - Additional Information

  None

Final Term Sheet

Entergy Arkansas, Inc.
$75,000,000 6.45% Perpetual Cumulative Preferred Stock

Pricing Date:                                                            March 20, 2006

Settlement Date:                                                      March 24, 2006 (T+4)

     Amount:                                                                  $75,000,000

     Security Type:                                                         Cumulative Perpetual Preferred Stock

     Maturity:                                                                 Perpetual

Legal Format:                                                          SEC Registered

Ratings:                                                                   Ba1 / BB+ / BBB-

Par Value:                                                               $25.0

Number of Shares:                                                  3.0 million shares

Day Count Convention:                                           30/360

Payment Dates:                                                       First dividend payment date will be July 1, 2006. Thereafter, dividends will be paid quarterly on the 1st of January, April, July and October.

Optional Redemption:                                              The Preferred Stock is not redeemable prior to April 1, 2011. On or after April 1, 2011, the
                                                                               Preferred Stock will be redeemable in whole or in part, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to $25 per share plus an amount equivalent to accumulated and unpaid dividends.

Dividend Rate:                                                         6.45%

Gross Spread:                                                         2.00%

Price to Public:                                                        $75,000,000

Underwriting Fee:                                                    $1,500,000

Net Proceeds:                                                         $73,500,000

CUSIP:                                                                   29364D 78 7

Joint Bookrunners:                                                   Lehman Brothers Inc. (40%)
                                                                               Wachovia Capital Markets, LLC (40%)

Co-Managers:                                                         Barclays Capital Inc. (15%)
                                                                               Stephens Inc. (5%)

EXHIBIT A

[Letterhead of Friday, Eldredge & Clark, LLP]

March 24, 2006

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
BARCLAYS CAPITAL INC.
STEPHENS INC.

c/o       Lehman Brothers Inc.
            745 Seventh Avenue
            New York, New York 10019

            Wachovia Capital Markets, LLC
            One Wachovia Center, DC-7
            301 South College Street
            Charlotte, North Carolina 28288

Ladies and Gentlemen:

We have acted as Arkansas counsel for Entergy Arkansas, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement effective March 20, 2006 (the "Underwriting Agreement"), between the Company and you, of 3,000,000 Shares of its 6.45% Preferred Stock, Cumulative, $25 Par Value (the "Stock"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Articles of Amendment; (b) the Articles and the Company's By-Laws, as amended; (c) the Underwriting Agreement; (d) the Registration Statement, the Prospectus and the Disclosure Package; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Stock by the Company and the execution and delivery by the Company of the Underwriting Agreement; (f) the proceedings before and the orders entered by the Arkansas Public Service Commission and the Tennessee Regulatory Authority relating to the issuance and sale of the Stock by the Company; and (g) the proceedings before and the order effective October 16, 1991, by the Missouri Public Service Commission determining, among other things, that the Company, upon the transfer of its Missouri retail customers as contemplated by the order, would be relieved of any public utility obligations in the State of Missouri (the "MPSC Order"). We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Stock, except a specimen thereof, and we have relied upon a certificate of the transfer agent and registrar for the Stock as to the countersignature and registration thereof.

In making our examination of documents and instruments executed or to be executed by persons other than the Company, we have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, we have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person's obligations under any such document or instrument. We have further assumed that each document, instrument, agreement, record and certificate reviewed by us for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although we have no knowledge of any facts or circumstances that could give rise to such amendment.

As to questions of fact material to the opinions expressed herein, we have relied upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and certificates delivered at the closing of the sale of the Stock) and appropriate public officials without independent verification of such matters except as otherwise described herein and upon statements in the Registration Statement, the Prospectus and the Disclosure Package.

Based on the foregoing and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

(1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business as a foreign corporation in the States of Missouri and Tennessee.

(2) The Stock conforms as to legal matters with the statements concerning it in the Prospectus, has been legally and validly authorized and issued, is fully paid and non-assessable, and is entitled to the rights and preferences set forth in the Articles and the Articles of Amendment.

(3) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(4) Appropriate orders have been entered by the Arkansas Public Service Commission and the Tennessee Regulatory Authority authorizing the issuance and sale of the Stock by the Company, and the transactions contemplated by the MPSC Order have been completed; to the best of our knowledge, said orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body of the States of Arkansas, Missouri, Tennessee or Wyoming (other than in connection or compliance with the provisions of the securities or blue sky laws of such jurisdictions, as to which we express no opinion) is legally required to permit the issuance and sale of the Stock by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body of the States of Arkansas, Missouri, Tennessee or Wyoming is legally required to permit the performance by the Company of its obligations with respect to the Stock or under the Underwriting Agreement.

(5) The issuance and sale by the Company of the Stock and the execution, delivery and performance by the Company of the Underwriting Agreement will not violate (a) the Articles of Amendment, (b) the Articles or the Company's By-Laws, as amended, (c) any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, or (d) any provision of any law or regulation of the States of Arkansas, Missouri, Tennessee or Wyoming applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality of the States of Arkansas, Missouri, Tennessee or Wyoming applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of such jurisdictions, as to which we express no opinion).

We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We have examined the opinions of even date herewith rendered to you by Thelen Reid & Priest LLP and Pillsbury Winthrop Shaw Pittman LLP, and concur in the conclusions expressed therein insofar as they involve questions of Arkansas, Missouri, Tennessee and Wyoming law.

We are members of the Arkansas Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of Arkansas. Except as provided in the immediately following sentence, this opinion is limited to matters affected by Arkansas law. With respect to the opinion set forth in paragraph (4) above as to matters affected by Missouri, Tennessee or Wyoming law, you are advised that our opinions are based upon our correspondence and consultation with attorneys licensed in Missouri, Tennessee and Wyoming and with Tennessee regulatory officials and upon the MPSC Order. As to all matters of New York law, we have relied (without independent inquiry), with your approval, upon the opinion of even date herewith addressed to you by Thelen Reid & Priest LLP.

The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Thelen Reid & Priest LLP and Pillsbury Winthrop Shaw Pittman LLP may rely on this opinion as to all matters of Arkansas, Missouri, Tennessee and Wyoming law in rendering their opinions required to be delivered under the Underwriting Agreement.

Very truly yours,

FRIDAY, ELDREDGE & CLARK, LLP

EXHIBIT B

[Letterhead of Entergy Services, Inc.]

March 24, 2006

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
BARCLAYS CAPITAL INC.
STEPHENS INC.

c/o       Lehman Brothers Inc.
            745 Seventh Avenue
            New York, New York 10019

            Wachovia Capital Markets, LLC
            One Wachovia Center, DC-7
            301 South College Street
            Charlotte, North Carolina 28288

Ladies and Gentlemen:

I have acted as counsel for Entergy Arkansas, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale to you, pursuant to the Underwriting Agreement effective March 20, 2006 (the "Underwriting Agreement"), between the Company and you, of 3,000,000 Shares of its 6.45% Preferred Stock, Cumulative, $25 Par Value (the "Stock"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement

In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with: (a) the Articles of Amendment; (b) the Articles and the Company's By-laws, as amended; (c) the Underwriting Agreement; (d) the Registration Statement, the Prospectus and the Disclosure Package; and (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Stock by the Company and the execution and delivery by the Company of the Underwriting Agreement. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. I have not examined the Stock, except a specimen thereof, and I have relied upon a certificate of the transfer agent and registrar as to the countersignature and registration thereof. In my examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, and the conformity with the originals of all documents submitted to me as copies and the authenticity of the originals of such latter documents.

In making my examination of documents and instruments executed or to be executed by persons other than the Company, I have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, I have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person's obligations under any such document or instrument. I have further assumed that each document, instrument, agreement, record and certificate reviewed by me for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although I have no knowledge of any facts or circumstances that could give rise to such amendment.

As to questions of fact material to the opinions expressed herein, I have relied upon statements in the Registration Statement, the Prospectus and the Disclosure Package and upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement and certificates delivered at the closing of the sale of the Stock) and appropriate public officials without independent verification of such matters except as otherwise described herein.

Whenever my opinions herein with respect to the existence or absence of facts are stated to be to my knowledge or awareness, I intend to signify that no information has come to my attention or the attention of any other attorneys acting for or on behalf of the Company or any of its affiliates that have participated in the negotiation of the transactions contemplated by the Underwriting Agreement, in the preparation of the Registration Statement, the Prospectus and the Disclosure Package or in the preparation of this opinion letter that would give me, or them, actual knowledge that would contradict such opinions. However, except to the extent necessary in order to give the opinions hereinafter expressed, neither I nor they have undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to knowledge of the existence or absence of such facts (except to the extent necessary in order to give the opinions hereinafter expressed) should be assumed.

Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

(1) Except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which I do not express an opinion, the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed by the Company with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

(2) No approval, authorization, consent or other order of any United States federal governmental body (other than under the Securities Act, which have been duly obtained) is legally required to permit the issuance and sale of the Stock by the Company pursuant to the Underwriting Agreement; and no approval, authorization, consent or other order of any United States federal governmental body is legally required to permit the performance by the Company of its obligations with respect to the Stock or under the Underwriting Agreement.

(3) The issuance and sale by the Company of the Stock and the execution, delivery and performance by the Company of the Underwriting Agreement will not violate any provision of any United States federal law or regulation applicable to the Company or, to the best of my knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any United States federal governmental instrumentality applicable to the Company.

In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, I have had discussions with certain of the officers, employees, and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. My examination of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions did not disclose to me any information which gives me reason to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to (i) the financial statements or other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package or (ii) the information contained in the Disclosure Package and the Prospectus under the caption "Book-Entry Only Securities."

This opinion is limited to the federal laws of the United States of America.

The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent.

                                                                                            Very truly yours,

                                                                                            Denise C. Redmann, Esq.
                                                                                            Assistant General Counsel -
                                                                                            Corporate and Securities

EXHIBIT C

[Letterhead of Thelen Reid & Priest LLP]

March 24, 2006

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
BARCLAYS CAPITAL INC.
STEPHENS INC.

c/o       Lehman Brothers Inc.
            745 Seventh Avenue
            New York, New York 10019

            Wachovia Capital Markets, LLC
            One Wachovia Center, DC-7
            301 South College Street
            Charlotte, North Carolina 28288

Ladies and Gentlemen:

We, together with Friday, Eldredge & Clark, LLP and Denise C. Redmann, Esq., Assistant General Counsel - Corporate and Securities of Entergy Services, Inc., have acted as counsel for Entergy Arkansas, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale to you pursuant to the Underwriting Agreement, effective March 20, 2006 (the "Underwriting Agreement"), between the Company and you, of 3,000,000 Shares of its 6.45% Preferred Stock, Cumulative, $25 Par Value (the "Stock"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Articles of Amendment; (b) the Articles and the Company's By-Laws, as amended; (c) the Underwriting Agreement; (d) the Registration Statement, the Prospectus and the Disclosure Package; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Stock by the Company and the execution and delivery by the Company of the Underwriting Agreement; and (f) the proceedings before and the orders entered by the Arkansas Public Service Commission and the Tennessee Regulatory Authority relating to the issuance and sale of the Stock by the Company. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. As to such questions of fact material to the opinions expressed herein, we have relied upon representations and certifications of officers of the Company (including but not limited to those contained in the Registration Statement, the Underwriting Agreement and certificates delivered at the closing of the sale of the Stock) and appropriate public officials without independent verification of such matters except as otherwise described herein. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Stock, except a specimen thereof, and we have relied upon a certificate of the transfer agent and registrar for the Stock as to the countersignature and registration thereof.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

(1) The Stock has been legally and validly authorized and issued, is fully paid and non-assessable, and is entitled to the rights and preferences set forth in the Articles and the Articles of Amendment

(2) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(3) Except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not express an opinion, the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not express an opinion), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

(4) Appropriate orders have been issued by the Arkansas Public Service Commission and the Tennessee Regulatory Authority authorizing the issuance and sale of the Stock by the Company; to the best of our knowledge, said orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Stock by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Stock or under the Underwriting Agreement.

In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us. In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. Our examination of the Registration Statement, the Disclosure Package and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (i) the financial statements or other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package or (ii) the information contained in the Disclosure Package and the Prospectus under the caption "Book-Entry Only Securities".

This opinion is limited to the laws of the States of New York, Arkansas, Missouri, Tennessee and Wyoming and the United States of America. As to all matters of Arkansas, Missouri, Tennessee and Wyoming law, we have relied (without independent inquiry) upon the opinion of even date herewith addressed to you by Friday, Eldredge & Clark, LLP, counsel to the Company.

The opinion set forth above is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Friday, Eldredge & Clark, LLP may rely on this opinion as to all matters of New York law in rendering its opinion required to be delivered under the Underwriting Agreement.

Very truly yours,

THELEN REID & PRIEST LLP

EXHIBIT D

[Letterhead of Pillsbury Winthrop Shaw Pittman LLP]

March 24, 2006

LEHMAN BROTHERS INC.
WACHOVIA CAPITAL MARKETS, LLC
BARCLAYS CAPITAL INC.
STEPHENS INC.

c/o       Lehman Brothers Inc.
            745 Seventh Avenue
            New York, New York 10019

            Wachovia Capital Markets, LLC
            One Wachovia Center, DC-7
            301 South College Street
            Charlotte, North Carolina 28288

Ladies and Gentlemen:

We have acted as your counsel in connection with the issuance and sale by Entergy Arkansas, Inc., an Arkansas corporation (the "Company"), of 3,000,000 Shares of 6.45% Preferred Stock, Cumulative, $25 Par Value (the "Stock"), pursuant to the Underwriting Agreement between you and the Company effective March 20, 2006 (the "Underwriting Agreement"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied (without independent inquiry) upon an opinion of even date herewith addressed to you by Friday, Eldredge & Clark, LLP, counsel for the Company, as to all matters of Arkansas, Missouri, Tennessee and Wyoming law related to this opinion.

We have reviewed, and have relied as to matters of fact material to this opinion upon, the documents delivered to you at the closing of the transactions contemplated by the Underwriting Agreement, and we have reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. As to such matters of fact material to this opinion, we have also relied upon representations and certifications of the Company in such documents and in the Underwriting Agreement, and upon statements in the Registration Statement, the Disclosure Package and the Prospectus. In such review, we have assumed the genuineness of all signatures, the conformity to the originals of the documents submitted to us as certified or photostatic copies, the authenticity of the originals of such documents and all documents submitted to us as originals and the correctness of all statements of fact contained in all such original documents. We have not reviewed the Stock, except a specimen thereof, and we have relied upon a certificate of the transfer agent and registrar for the Stock as to the countersignature and registration thereof. No opinion is expressed regarding compliance with covenants in any agreement to which the Company or any of its affiliates is a party, or in any regulatory order pertaining to the Company or any of its affiliates, incorporating calculations of a financial or accounting nature.

Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

(1) The Stock has been legally and validly authorized and issued, is fully paid and non-assessable, and is entitled to the rights and preferences set forth in the Articles and the Articles of Amendment.

(2) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(3) Appropriate orders have been issued by the Arkansas Public Service Commission and the Tennessee Regulatory Authority authorizing the issuance and sale of the Stock by the Company and, to the best of our knowledge, such orders are in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction, upon which we do not pass, or under the Securities Act) is legally required to permit the issuance and sale of the Stock by the Company pursuant to the Underwriting Agreement.

(4) Except in each case as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do pass, the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; with respect to the documents or portions thereof filed with the Commission by the Company pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof (except as to the financial statements and other financial, statistical or accounting data included or incorporated by reference therein, upon which we do not pass), on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith. In passing upon the forms of the Registration Statement and the Prospectus, and the documents or portions thereof filed with the Commission by the Company and incorporated or deemed to be incorporated by reference in the Prospectus, we have assumed that the statements included or incorporated by reference therein are correct and complete.

To the best of our knowledge, the Registration Statement has become, and on the date hereof is, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

In connection with the preparation by the Company of the Registration Statement, the Disclosure Package and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with counsel for the Company, with your representatives and with the independent registered public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. While we reviewed certain corporate records and documents and statements of officers and other representatives of the Company as to the existence and consequences of certain factual and other matters, the primary purpose of our professional engagement was not to establish or confirm factual matters, legal matters not governed by New York law or United States federal law or financial or quantitative information. Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus and have not made an independent check or verification thereof. Our review of the Registration Statement, the Disclosure Package and the Prospectus and the above-mentioned discussions did not disclose to us any information that gives us reason to believe that (i) the Registration Statement, as of the latest date as of which any part of the Registration Statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to the financial statements and other financial, statistical or accounting data included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

This opinion is furnished only to you in connection with the transaction contemplated by the Underwriting Agreement and is solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person for any purpose without our prior written consent (including by any person that acquires Stock from you).

Very truly yours,

PILLSBURY WINTHROP SHAW PITTMAN LLP

EXHIBIT E

ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS
PURSUANT TO SECTION 7(f)(iv) OF THE UNDERWRITING AGREEMENT
FOR INCLUSION IN THE LETTER OF THE ACCOUNTANTS
REFERRED TO THEREIN

Caption	Page	Item
Annual Report on Form 10-K for the year ended December 31, 2005

"SELECTED FINANCIAL DATA -FIVE-YEAR COMPARISON"	183	The amounts of electric operating revenues (by source) for the twelve month periods ended December 31, 2005, 2004 and 2003